Exhibit 10.3

NOTE TRANSFER AND ASSUMPTION AGREEMENT

This Note Transfer and Assumption Agreement (the “Agreement”) is entered into by and among Total Belief Limited (“TBL”), Novastar Capital Limited (“Novastar”), Golden Giants Limited (“GGL”) and Foothills Exploration Operating, Inc. (“FEOI”) effective as of this __ day of December, 2016. TBL, Novastar, GGL and FEOI are hereinafter sometimes collectively referred to as the “Parties.”

RECITALS

A.	GGL is wholly owned subsidiary of TBL.

B.	Novastar and GGL entered into that certain Sale and Purchase Agreement dated July 28, 2016 (“PSA”), by which Novastar sold certain limited liability companies to GGL (the “GGL Acquisition”) including 100% of NTE-Utah, LLC.

C.	In connection with the GGL Acquisition, GGL issued a promissory note to Novastar, dated July 28, 2016, in the amount of USD$3,422,353 (the “GGL Note”).

D.	TBL, as seller, is entering into a Purchase and Sale Agreement, as seller, with FEOI as buyer dated as of December 30, 2016 (the “TBL SPA”)

E.	The TBL SPA inter alia contemplates that FEOI will acquire GGL from TBL and that the GGL Note will be assigned, satisfied, and wholly discharged as to GGL with Novastar looking solely to TBL for any payment or any other satisfaction thereon.

F.	The TBL SPA requires that the GGL Note be removed as an obligation of GGL upon delivery by FEOI of a $6 million promissory note to TBL as part of the purchase consideration under the TBL SPA (the “Buyer Note”) and that thereupon, as to GGL, Novastar shall deem the GGL Note shall be fully satisfied and wholly discharged.

G.	TBL has made separate arrangements with Novastar concerning satisfaction of the GGL Note as to which neither GGL nor FEOI is a party.

NOW THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby the parties hereby agree as follows:

1.	The foregoing Recitals are hereby incorporated within this Agreement.

2.      On delivery of the Buyer Note to TBL, the GGL Note and any and all obligations of GGL to Novastar and all claims thereunder by Novastar against GGL shall in all respects be assigned, paid and transferred to TBL and deemed wholly discharged as to GGL, with Novastar thereafter having no claims of any kind against GGL whether under the GGL Note or for any other reason. Novastar further represents and warrants that it has not assigned nor transferred any of its rights to or under the GGL Note to any third person or party.

3.      The parties acknowledge that the entry into this Agreement is a material consideration and a principal inducement under the TBL SPA without which FEOI would not enter into the TBL SPA.

4.      In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby in such jurisdiction, and such provision or obligation shall not in any way be affected or impaired thereby in any other jurisdiction.

5.      This Agreement and the other transaction documents (if any) collectively constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and cancel all prior agreements, negotiations, correspondence, undertakings, understandings and communications of the parties, oral or written, with respect to such subject matter.

6.      Governing Law. THIS AGREEMENT WILL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA (WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

7.      This Agreement may be executed by the Parties hereto in separate counterparts, including counterparts sent via electronic mail or facsimile, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers or agents thereunto duly authorized.

TOTAL BELIEF LIMITED.,

A British Virgin Islands corporation

By:______________________________________

Name:

Title:

NOVASTAR CAPITAL LIMITED,

A British Virgin Islands corporation

By:______________________________________

Name:

Title:

GOLDEN GIANTS LIMITED,

A British Virgin Islands corporation

By:______________________________________

Name:

Title:

FOOTHILLS EXPLORATION OPERATING, INC.
A Nevada corporation

By:______________________________________

Name:

Title: